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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                Current Report
                     Pursuant to Section 13 or 15 (d) of
                     The Securities Exchange Act of 1934



                     Date of Report:   September 3, 1998




                            INTERCARGO CORPORATION
              --------------------------------------------------
              (Exact name of registrant as specified in charter)







          DELAWARE                      0-16748                36-3414667
----------------------------          ------------         -------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
      of incorporation)               File Number)         Identification No.)






          1450 American Lane, 20th Floor, Schaumburg, Illinois 60173
          ----------------------------------------------------------
                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (847)  517-2990




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

Item 5.   Other Events


On September 3, 1998 the Board of Directors authorized the Registrant to make open market purchases from time to time of up to 1 million shares of Registrant's common stock at then-prevailing market prices or in private transactions at negotiated prices. There are approximately 7.7 million shares of common stock outstanding. A copy of the press release announcing this action is attached hereto as Exhibit A to this filing.


FORWARD LOOKING STATEMENTS

This statement includes forward-looking information as that term is defined in the Private Securities Litigation Reform Act of 1995 and is therefore subject to certain risks and uncertainties. There can be no assurance that actual results, business conditions, business developments, losses and contingencies and local and foreign factors will not differ materially from that suggested in the forward looking statements as a result of various factors including market conditions, competition, reinsurance availability, foreign affairs, and natural disasters.

                                  SIGNATURES




        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                      INTERCARGO CORPORATION



                                      By:  /s/ Michael L. Rybak
                                           -----------------------------------
                                           Michael L. Rybak
                                           Chief Financial Officer and Vice
                                           President





Dated:  September 8, 1998

---------------------------------PRESS RELEASE----------------------------------
                             INTERCARGO CORPORATION


FOR IMMEDIATE RELEASE
---------------------

Contact:  Michael L. Rybak, Chief Financial Officer
          847/517-2990, Extension 500


                             INTERCARGO CORPORATION
                        ANNOUNCES STOCK REPURCHASE PLAN


Schaumburg, Illinois - Thursday, September 3, 1998 -- Intercargo Corporation (NASDAQ:ICAR) announced today that its Board of Directors has authorized the Company to make open market purchases from time to time of up to 1,000,000 shares of its common stock at then-prevailing market prices or in private transactions at negotiated prices. The Company believes that current market conditions make such purchases attractive and a prudent use of its cash. There are approximately 7,700,000 shares of common stock outstanding.

Headquartered in Schaumburg, Illinois (a Chicago suburb), Intercargo Corporation is a leading provider of specialized insurance coverages for companies involved with international trade. Intercargo markets to Customs brokers, freight forwarders, logistics providers, intermodal carriers, importers and exporters through appointed independent insurance agents. Specialty products offered include U.S. Customs bonds, commercial surety, cargo insurance, general liability, workers compensation, truck liability and professional liability for Customs brokers/freight forwarders. In addition to its Schaumburg headquarters, the Company has underwriting operations in the United Kingdom and Hong Kong.